UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

HIMALAYA TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

california	000-55282	26-0841675
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	HMLA	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Background.

This Second Amendment to Form 8-K filed May 31, 2023 includes a copy of the license agreement outlining payment of 100,000 shares of our Series B Preferred stock to KANAB CORP. for a social media platform. The signed contract is included herein as Exhibit 10.1.

Himalaya Technologies, Inc. pka Homeland Resources Ltd. is referred to herein as “Himalaya”, “Homeland, “we”, “us”, or “the Company”. FINRA’s Corporate Actions group has refused to acknowledge our June 28, 2021 shareholder resolutions, approved and stamped by the Secretary of State of Nevada on June 30, 2021 and as per SEC qualification of our Form 10-12G/A-4 on April 6, 2022, that altogether approved our legal name change, common share increase, Series A Preferred share increase, and creation of new classes of Series B and C Preferred stock. FINRA is therefore preventing us from pursuing our business plan since the current management was appointed on June 20, 2021.

Item 8.01 Other Events.

Himalaya Technologies, Inc. has purchased the domain names finra.watch, finrawatch.org, finrawatch.com and finrawatch.online and agreed to license social media platform software owned by an affiliate. Management intends to create an investor hub for information exchange on small capitalization public companies and an information distribution platform for small issuers that face the loss of Wall Street sponsorship based on proposed rules that may require investment banking firms recommending securities to be registered as investment advisors. Additionally, our social platform will be designed to allow shareholders, creditors, management teams, and Boards of Directors of OTC companies to communicate their concerns to FINRA electronically and pursue individual or class action legal claims against FINRA for potential violations of state business statutes and federal rules of law.

Item 9.01. Exhibits

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Himalaya Technologies, Inc. KANAB CORP. License Agreement – May 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMALAYA TECHNOLOGIES, INC.

Date: May 31, 2023	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer